UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-02608)

Exact name of registrant as specified in charter:	Putnam Money Market Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2014

Date of reporting period:	October 1, 2013 — March 31, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PDDXX

Putnam Money Market Fund

Semiannual report
3|31|14

A world of investing.®

Putnam Investments

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Money Market
Fund

Semiannual report
3 | 31 | 14

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio managers	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Trustee approval of management contract	17

Financial statements	24

Shareholder meeting results	44

Consider these risks before investing: Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the fund seeks to preserve a $1.00 per share value, issuer credit quality and interest-rate risks exist, and it is possible to lose money by investing in this fund. Inflation’s effects may erode your investment’s value over time. Money market values typically rise and fall in response to changes in interest rates. Although the fund only buys high-quality investments, investments backed by a letter of credit carry the risk of the provider failing to fulfill its obligations to the issuer.

Message from the Trustees

Dear Fellow Shareholder:

While U.S. stocks and bonds have generally delivered modest returns so far in 2014, volatility has become more pronounced, driven in the early months of the year by unusually cold weather conditions, shifting expectations for U.S. Federal Reserve action, and rising geopolitical fears. Still, evidence exists that global economic growth is slowly strengthening, and we believe the United States, Europe, and Japan are poised to contribute to an extended recovery.

In our view, portfolio diversification becomes extraordinarily important in this kind of environment. Putnam’s active research and investment strategies can serve investors who are pursuing income and capital appreciation goals.

We are pleased to report that Putnam continues to garner recognition in the mutual fund industry. For 2013, Barron’s ranked Putnam second among 64 mutual fund families based on total returns across asset classes. Over the longer term of five years ended in December 2013, Putnam also ranked second out of 55 fund families.

We believe Putnam’s sound investment strategies can provide benefits to your portfolio. An experienced advisor can help you assess your individual needs, time horizon, and risk tolerance — and can help guide you toward your investment goals.

About the fund

Seeking to offer accessibility and current income with relatively low risk

For most people, keeping part of their savings in an easily accessible place is an essential part of an investment plan. Putnam Money Market Fund can play a valuable role in many investors’ portfolios because it seeks to provide stability of principal and liquidity to meet short-term needs. In addition, the fund aims to provide investors with current income at short-term rates.

Because it invests in mainly high-quality short-term money market instruments, the fund’s risk of losing principal may be lower than that of other funds. It typically invests in securities that are rated in the highest or second-highest category of at least one nationally recognized rating service. The fund seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. Money market fund yields typically rise and fall along with short-term interest rates. Money market funds may not track rates exactly, however, as securities in these funds mature and are replaced with newer instruments earning the most current interest rates.

Whether you want to earmark money for near-term expenses or future investment opportunities, or just stow away cash for a “rainy day,” this fund can be an appropriate choice.

Types of money market securities

Money market securities are issued by governments, government agencies, financial institutions, and established non-financial companies. Securities your fund invests in include:

Commercial paper Short-term unsecured loans issued by large corporations, typically for financing accounts receivable and inventories

Bank certificates of deposit Direct obligations of the issuing commercial bank or savings and loan association

Repurchase agreements (repos) Contracts in which one party sells a security to another party and agrees to buy it back later at a specified price; acts in economic terms as a secured loan

Government securities Direct short-term obligations of governments or government agencies; for example, U.S. Treasury bills

Variable-rate demand notes (VRDNs) Floating-rate securities with a long-term maturity, usually 20 or 30 years, that carry a coupon that resets every one or seven days, making them eligible for purchase by money market mutual funds

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Class A shares do not bear an initial sales charge. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. Yield reflects current performance more closely than total return. Due to market volatility, current performance may be higher or lower than performance shown. See pages 2–3, 5, and 11–12 for additional performance information. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4	Money Market Fund

Interview with your fund’s portfolio managers

How would you characterize the market environment for the six months ended March 31, 2014?

Joanne: It was a transitional period with the Federal Reserve beginning the process of unwinding its extraordinary accommodative monetary policy. The Fed’s multi-year strategy of promoting economic growth and employment since the financial crisis began in the fall of 2008 has been anchored by the central bank’s conventional interest-rate policy on the one hand, which has held short term rates near zero since December 2008, and its unconventional policies, including quantitative easing [QE], on the other. Understanding that the eventual process of unwinding the historic QE program would have both intended and unforeseen consequences for the financial markets, the Fed has been proactive in providing forward guidance to help smooth its exit from this extraordinary policy initiative.

When the reporting period began in October 2013, rates had declined somewhat in response to the Fed’s announcement in September that it was keeping short-term interest rates unchanged and its stimulative bond-buying program intact for the near term. The markets saw more relief, as lawmakers agreed to extend the U.S. borrowing authority, avoiding a possible debt default. In the wake of continued employment gains, however, the Fed announced in December that it would gradually slow its

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/14. See pages 2–4 and 11–12 for additional fund performance information. Index descriptions can be found on page 15.

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bond-buying campaign, starting with the first reduction in January 2014. While there was no sharp sell-off initially, interest rates did gradually move higher in the closing weeks of December.

Investors assumed a more risk-averse posture in January, and asset flows shifted toward the relative safety of U.S. Treasuries — pushing their yields lower and prices higher. Mixed U.S. economic data and developing stress in emerging markets contributed to a flight to quality, which pushed the yield on the bellwether 10-year Treasury note to 2.67% — its lowest level since mid-November 2013. Newly appointed Fed Chair Janet Yellen acknowledged that more work was needed to strengthen the labor market and that she expected to continue her predecessor’s approach to monetary policy, including low interest rates. This reassurance eased bond investors’ concerns that the Fed would raise interest rates sooner than expected. In February, with the U.S. debt ceiling debate

Allocations are shown as a percentage of the fund’s net assets as of 3/31/14. Cash and net other assets, if any, represent the market value weights of cash and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

*The “cash and net other assets” category may show a negative market value percentage as a result of the timing of trade-date and settlement-date transactions.

6	Money Market Fund

settled for the time being, the environment for the equity and credit markets improved.

In March, however, the markets shifted direction again in response to Yellen’s remarks that the Fed would likely end its bond-buying program in the fall of 2014 and could begin raising interest rates “around six months” later. Investors interpreted this more hawkish commentary to mean that the Fed would begin raising short-term interest rates sooner than previously thought. The Fed clarified its guidance, saying that Yellen’s comments didn’t reflect a shift in its intentions and that it would wait a “considerable time” after ending QE before pushing rates higher. By the close of the period on March 31, the financial markets were back on track with the Fed’s renewed

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Money Market Fund	7

pledge as well as an easing of tensions between Russia and the West over Ukraine at that time. The markets also dismissed the first quarter’s weak economic data and lackluster earnings as a result of severe winter weather, which affected some of the country’s most densely populated regions.

How did Putnam Money Market Fund perform during the reporting period?

Jonathan: The six months ended March 31, 2014, proved to be a volatile time for rate-sensitive investments, but money market securities were spared much of the fluctuation given their shorter-term investment horizon. As such, performance of these investments was strongly influenced by the Fed’s decision to hold its benchmark federal funds rate in the 0% to 0.25% range. Accordingly, the fund performed in line with this rate environment.

What can you tell us about your investment approach in this environment?

Joanne: The Fed’s comments about the future course of interest-rate policy did not have the same effect on shorter-maturity money market instruments as they did on longer-dated securities. In fact, interest rates on the short end of the yield curve were flat to marginally tighter for the period, as the seasonal supply of Treasury bills matured and Fed policy continued to hold short-term interest rates close to zero. In this environment, especially as we approached the deadline for reaching the debt ceiling limitation in October and the resumption of the debt ceiling debate in February, we maintained a cautious approach and actively limited the portfolio’s exposure to Treasury bills maturing near these time frames.

We also looked for investments that allowed us to extend maturities further out on the money market yield curve to lock in attractive rates for several months and reduce volatility. We accomplished this by focusing on floating-rate securities that reset on a one- or three-month basis. Accordingly, we added exposure to corporate and bank issuers in commercial paper and certificates of deposit. Repurchase agreements with what we believe are strong counterparties that are collateralized by Treasuries and agency mortgages represented a large weighting in the portfolio throughout the period as they provided a regular source of liquidity. These strategies had the intended effect of shortening the portfolio’s weighted average maturity from 41 days at the beginning of the period to 32 days by March 31.

With the European Central Bank committed to supporting the eurozone economy and financial institutions taking steps in an effort to bolster their creditworthiness, our outlook for Europe improved. Accordingly, we added French banks with maturities in the one- to two-month maturity time frame to augment the portfolio’s diversification.

Which fund holdings exemplified your strategy during the period?

Jonathan: We think that underlying bank fundamentals are strong, and we have invested in what we believe are large, creditworthy banks, such as Bank of Nova Scotia and Australia and New Zealand Banking Group. We believe these banks’ asset-quality measures are improving and profits are being retained to help build capital. In our opinion, these positive developments are somewhat offset by the banks’ underlying revenue weakness with soft loan demand, pressured interest margins, and ongoing regulatory pressure on fee business. The fund also held commercial paper issued by American Honda Finance, one of the world’s largest manufacturers of automobiles.

We continue to find what we believe are attractive opportunities in the first-tier corporate and asset-backed commercial paper [ABCP] market, including Jupiter Securitization Co. and Thunder Bay Funding.

8	Money Market Fund

We focused on ABCP issuers that are backed by what we believe are diverse, high-quality financial assets, such as trade receivables; commercial, auto, and mortgage loans; and other asset types. These issuers must maintain ample third-party structural support and, in our opinion, have strong management and sponsorship. In the tax-exempt commercial paper market, the fund had exposure to what we view as high-quality universities, including Texas Tech University, and health-service providers, such as Trinity Health.

What are your thoughts about the future course of interest rates?

Joanne: The first quarter of 2014 ushered in a different global economic environment from the past five years as interest rates in developed markets began to normalize, QE programs were being wound down, and the Fed had a new chair. While the Fed has begun scaling back its bond-buying program, overall monetary policy remains accommodative. Moreover, the smooth transition from Ben Bernanke to Janet Yellen reflects the market’s expectation that current monetary policy will continue — as we have seen with the continued pace of drawing down QE by $10 billion a month. However, the Fed dropped the unemployment rate as its target for measuring the strength of the economy and emphasized that it would rely on other factors in deciding when to boost interest rates. Most Fed watchers believe that the central bank is unlikely to begin raising rates until mid to late 2015.

As investors continue to mull over how quickly reductions in the stimulus campaign will be followed by the Fed increasing short-term interest rates, we expect rate volatility to continue given myriad macroeconomic factors that are beyond the central bank’s control. Thus, while we expect some upward pressure on rates in the coming months, we ultimately think it will have limited impact on shorter-term fixed-income rates until we are closer to when the Fed actively begins raising its benchmark rate. In this environment, we believe the fund can play a valuable role in a diversified portfolio by helping to soften the volatility of returns as investors absorb Fed policy adjustments.

Thank you, Joanne and Jonathan, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Joanne M. Driscoll has an M.B.A. from the D’Amore-McKim School of Business at Northeastern University and a B.S. from Westfield State College. Joanne joined Putnam in 1995 and has been in the investment industry since 1992.

Portfolio Manager Jonathan M. Topper has a B.A. from Northeastern University. He has been in the investment industry since he joined Putnam in 1990.

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IN THE NEWS

A worldwide economic recovery is under way — with the United States at the helm — but it may not be smooth sailing. The International Monetary Fund (IMF) raised its global growth forecast for 2014 to 3.6% from 3.0% in 2013. Even with most acute threats diminished, the IMF’s “World Economic Outlook” characterized the global recovery as somewhat fragile. Among the key downside risks cited by the IMF is the danger of low inflation. Other challenges include high unemployment, elevated sovereign debt levels, geopolitical risks, financial sector reforms, and emerging-market concerns. The United States, according to the IMF, is pulling other economies along, thanks to an accommodative central bank, a recovering real estate sector, and expanding household wealth. The IMF predicted that growth in the eurozone this year would hit 1.2%, as a reduction in the pace of fiscal tightening adds to GDP. Japan should see growth from private investment and exports, but the economy may decelerate due to tightening fiscal policy, including a recent consumption tax rate hike. Meanwhile, emerging-market economies continue to struggle, but should improve as advanced economies purchase more imports. Lastly, China’s growth should continue at a rate of about 7.5% in 2014–2015 as its leaders seek to place the country on a steadier growth path and to slow credit growth without causing the economy to stall.

10	Money Market Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2014, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/14

	Class A	Class B		Class C		Class M	Class R	Class T
(inception dates)	(10/1/76)	(4/27/92)		(2/1/99)		(12/8/94)	(1/21/03)	(12/31/01)

	Net					Net	Net	Net
	asset	Before	After	Before	After	asset	asset	asset
	value	CDSC	CDSC	CDSC	CDSC	value	value	value

Annual average (life of fund)	5.23%	5.12%	5.12%	4.78%	4.78%	5.09%	4.77%	5.00%

10 years	17.38	14.41	14.41	14.41	14.41	16.45	14.40	15.85
Annual average	1.61	1.35	1.35	1.36	1.36	1.53	1.35	1.48

5 years	0.19	0.12	–1.88	0.12	0.12	0.15	0.12	0.13
Annual average	0.04	0.02	–0.38	0.02	0.02	0.03	0.02	0.03

3 years	0.03	0.03	–2.97	0.03	0.03	0.03	0.03	0.03
Annual average	0.01	0.01	–1.00	0.01	0.01	0.01	0.01	0.01

1 year	0.01	0.01	–4.99	0.01	–0.99	0.01	0.01	0.01

6 months	0.00	0.00	–5.00	0.00	–1.00	0.00	0.00	0.00

	Net					Net	Net	Net
	asset	Before	After	Before	After	asset	asset	asset
Current rate (end of period)*	value	CDSC	CDSC	CDSC	CDSC	value	value	value

Current 7-day rate
(with expense limitation)	0.01%	0.01%	—	0.01%	—	0.01%	0.01%	0.01%

Current 7-day rate
(without expense limitation)	–0.36	–0.86	—	–0.86	—	–0.51	–0.86	–0.61

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. None of the share classes carry an initial sales charge. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns reflect a 1% CDSC for the first year that is eliminated thereafter. Class A, M, R, and T shares generally have no CDSC. Performance for class B, C, M, R, and T shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares.

* The 7-day rate is the most common gauge for measuring money market mutual fund performance. The rate reflects current performance more closely than total return.

For a portion of the periods, the fund had expense limitations, without which returns and rates would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

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Comparative Lipper returns For periods ended 3/31/14

Lipper Money Market Funds
category average*

Annual average (life of fund)	5.28%

10 years	14.97
Annual average	1.40

5 years	0.14
Annual average	0.03

3 years	0.04
Annual average	0.01

1 year	0.01

6 months	0.01

Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/14, there were 229, 225, 217, 206, 171, and 13 funds, respectively, in this Lipper category.

Fund distribution information For the six-month period ended 3/31/14

Distributions	Class A	Class B	Class C	Class M	Class R	Class T

Number	6	6	6	6	6	6

Income	$0.000050	$0.000050	$0.000050	$0.000050	$0.000050	$0.000050

Capital gains	—	—	—	—	—	—

Total	$0.000050	$0.000050	$0.000050	$0.000050	$0.000050	$0.000050

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

12	Money Market Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class T

Total annual operating expenses
for the fiscal year ended 9/30/13	0.50%	1.00%	1.00%	0.65%	1.00%	0.75%

Annualized expense ratio for
the six-month period ended
3/31/14*	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects a voluntary waiver of certain fund expenses.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from October 1, 2013, to March 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class T

Expenses paid per $1,000*†	$0.70	$0.70	$0.70	$0.70	$0.70	$0.70

Ending value (after expenses)	$1,000.05	$1,000.05	$1,000.05	$1,000.05	$1,000.05	$1,000.05

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2014, use the following calculation method. To find the value of your investment on October 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class T

Expenses paid per $1,000*†	$0.71	$0.71	$0.71	$0.71	$0.71	$0.71

Ending value (after expenses)	$1,024.23	$1,024.23	$1,024.23	$1,024.23	$1,024.23	$1,024.23

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14	Money Market Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares generally are fund shares purchased with an initial sales charge. In the case of your fund, which has no sales charge, the reference is to shares purchased or acquired through the exchange of class A shares from another Putnam fund. Exchange of your fund’s class A shares into another fund may involve a sales charge, however.

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares generally are fund shares that have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC. In the case of your fund, which has no sales charge, the reference is to shares purchased or acquired through the exchange of class M shares from another Putnam fund. Exchange of your fund’s class M shares into another fund may involve a sales charge, however.

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain employer-sponsored retirement plans.

Class T shares are not subject to an initial sales charge or CDSC (except on certain redemptions of shares acquired by exchange of shares of another Putnam fund bought without an initial sales charge); however, they are subject to a 12b-1 fee.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Lipper Money Market Funds category average is an arithmetic average of the total return of all money market mutual funds tracked by Lipper.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value

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relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2014, Putnam employees had approximately $461,000,000 and the Trustees had approximately $109,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	Money Market Fund

Trustee approval of management contract

Putnam Investment Management (“Putnam Management”) serves as investment manager to your fund under a management contract. In addition, Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), provides services to your fund under a sub-management contract between Putnam Management and PIL. Putnam Management is majority owned (directly and indirectly) by Power Corporation of Canada, a diversified international management and holding company with interests in companies in the financial services, communications and other business sectors. Until his death on October 8, 2013, The Honourable Paul G. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada. Upon his death, Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust (the “Transfer”). As a technical matter, the Transfer may have constituted an “assignment” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), causing your fund’s existing management and sub-management contracts to terminate automatically. On October 18, 2013, the Trustees, including all of the Trustees who are not “interested persons” (as this term is defined in the 1940 Act) of the Putnam funds (the “Independent Trustees”), approved interim management contracts between the Putnam funds and Putnam Management and the continuance of your fund’s sub-management contract to address this possibility and to avoid disruption of investment advisory and other services provided to the Putnam funds. At a subsequent meeting on November 22, 2013, the Trustees, including all of the Independent Trustees, approved new definitive management contracts between the Putnam funds and Putnam Management and determined to recommend their approval to the shareholders of the Putnam funds at a shareholder meeting called for February 27, 2014. The Trustees also approved new sub-management contracts, to be effective at the same time as the new definitive management contracts. The fund’s shareholders approved your fund’s new management contract at a special meeting on February 27, 2014.

In considering whether to approve your fund’s interim management contract and the continuance of your fund’s sub-management contract in October, and in considering whether to approve your fund’s new definitive management contract and its new sub-management contract in November, the Trustees took into account that they had recently approved the continuation (through June 30, 2014) of the fund’s previous management and sub-management contracts at their meeting in June 2013. The Trustees considered that the terms of the interim management contract and new definitive management contract were identical to those of the previous management contract, except for the effective dates and initial terms and for certain non-substantive changes. They also considered that the terms of the sub-management contract were identical to those of the previous sub-management contract, except for the effective dates and initial terms. In light of the substantial similarity between the proposed contracts and the previous versions of these contracts approved by the Trustees at their June 2013 meeting, the Trustees relied to a considerable extent on their review of these contracts in connection with their June meeting. In addition, the Trustees considered a number other factors relating to the Transfer, including, but not limited to, the following:

• Information about the operations of The Desmarais Family Residuary Trust, including that Paul Desmarais, Jr. and André Desmarais, Mr. Desmarais’ sons, were expected to exercise,

Money Market Fund	17

jointly, voting control over the Power Corporation of Canada shares controlled by The Desmarais Family Residuary Trust.

• That Paul Desmarais, Jr. and André Desmarais had been playing active managerial roles at Power Corporation of Canada, with responsibility for the oversight of Power Corporation of Canada’s subsidiaries, including Putnam Investments, since Power Corporation of Canada had acquired Putnam Investments in 2007, including serving as Directors of Putnam Investments, and that the Transfer would not affect their responsibilities as officers of Power Corporation of Canada.

• The intention expressed by representatives of Power Corporation of Canada and its subsidiaries, Power Financial Corporation and Great-West Lifeco, that there would be no change to the operations or management of Putnam Investments, to Putnam Management’s management of the funds or to investment, advisory and other services provided to the funds by Putnam Management and its affiliates as a result of the Transfer.

• Putnam Management’s assurances that, following the Transfer, Putnam Management would continue to provide the same level of services to each fund and that the Transfer will not have an adverse impact on the ability of Putnam Management and its affiliates to continue to provide high quality investment advisory and other services to the funds.

• Putnam Management’s assurances that there are no current plans to make any changes to the operations of the funds, existing management fees, expense limitations, distribution arrangements, or the quality of any services provided to the funds or their shareholders, as a result of the Transfer.

• The benefits that the funds have received and may potentially receive as a result of Putnam Management being a member of the Power Corporation of Canada group of companies, which promotes the stability of the Putnam organization.

• Putnam Investments’ commitment to bear a reasonable share of the expenses incurred by the Putnam Funds in connection with the Transfer.

General conclusions in connection with the Trustees’ June 2013 approval of the fund’s management and sub-management contracts

As noted above, in connection with their deliberations in October and November 2013, in addition to the factors described above, the Trustees considered their recent approval of your fund’s management and sub-management contracts in June 2013. The Board oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management and sub-management contracts. The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Independent Trustees.

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013,

18	Money Market Fund

the Contract Committee met on a number  of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2013, subject to certain changes in the sub-management contract noted below. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ June 2013 approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered administrative revisions to your fund’s sub-management contract. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL from 40 basis points to 25 basis points with respect to the portion of the portfolios of certain funds, including your fund, that may be allocated to PIL from time to time. These revisions had no effect on the management fees paid by your fund to Putnam Management. The Independent Trustees’ approval of this recommendation was based on their

Money Market Fund	19

conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. In addition, Putnam Management voluntarily waived certain fees in order to enhance your fund’s annualized net yield during its fiscal year ending in 2012. The Trustees noted that this fee waiver was voluntary and may be modified or discontinued at any time without notice. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1

20 Money Market Fund

fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

Money Market Fund	21

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Money Market Funds) for the one-year, three-year and five-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st

Three-year period	1st

Five-year period	1st

Over the one-year, three-year and five-year periods ended December 31, 2012, there were 236, 224 and 216 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and

22 Money Market Fund

its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Money Market Fund	23

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24 Money Market Fund

The fund’s portfolio 3/31/14 (Unaudited)

		Maturity	Principal
COMMERCIAL PAPER (29.1%)*	Yield (%)	date	amount	Value

ABN AMRO Funding USA, LLC	0.140	5/12/14	$4,675,000	$4,674,255

ABN AMRO Funding USA, LLC	0.140	5/7/14	2,000,000	1,999,720

American Honda Finance Corp.	0.110	5/22/14	7,700,000	7,698,800

Australia & New Zealand Banking Group, Ltd.
144A (Australia)	0.225	9/5/14	17,500,000	17,500,000

Bank of Tokyo-Mitsubishi UFJ, Ltd./New
York, NY (Japan)	0.220	5/6/14	12,675,000	12,672,289

BMW US Capital, LLC	0.110	4/9/14	6,825,000	6,824,833

BNP Paribas Finance, Inc.	0.110	4/3/14	6,850,000	6,849,958

BPCE SA (France)	0.100	4/10/14	6,725,000	6,724,832

Chevron Corp.	0.100	5/13/14	13,400,000	13,398,437

Coca-Cola Co. (The)	0.200	7/21/14	10,500,000	10,493,525

Coca-Cola Co. (The)	0.140	4/21/14	10,500,000	10,499,183

COFCO Captial Corp. (Rabobank
Nederland/NY (LOC))	0.180	4/24/14	9,365,000	9,363,923

Commonwealth Bank of Australia 144A (Australia)	0.225	12/5/14	10,775,000	10,775,000

Commonwealth Bank of Australia 144A (Australia)	0.182	10/1/14	9,300,000	9,300,000

DnB Bank ASA 144A (Norway)	0.220	8/4/14	8,200,000	8,193,736

DnB Bank ASA 144A (Norway)	0.176	4/7/14	12,500,000	12,500,000

Export Development Canada (Canada)	0.140	8/5/14	7,450,000	7,446,350

Export Development Canada (Canada)	0.140	5/27/14	13,225,000	13,222,120

General Electric Capital Corp.	0.180	6/18/14	22,250,000	22,241,323

HSBC Bank PLC 144A (United Kingdom)	0.236	10/3/14	3,925,000	3,925,000

HSBC USA, Inc. (United Kingdom)	0.271	4/4/14	5,350,000	5,349,880

HSBC USA, Inc. (United Kingdom)	0.261	9/12/14	11,850,000	11,835,964

Mitsubishi UFJ Trust & Banking Corp./NY 144A	0.240	4/21/14	8,800,000	8,798,827

Nationwide Building Society (United Kingdom)	0.110	4/14/14	6,600,000	6,599,738

Nestle Capital Corp.	0.170	7/8/14	10,500,000	10,495,141

Nestle Finance International, Ltd. (Switzerland)	0.120	5/21/14	10,100,000	10,098,317

Nordea Bank AB (Sweden)	0.230	10/6/14	1,750,000	1,747,898

Nordea Bank AB 144A (Sweden)	0.210	9/9/14	10,000,000	9,990,608

Proctor & Gamble Co. (The)	0.120	5/19/14	10,000,000	9,998,400

Prudential PLC 144A (United Kingdom)	0.150	4/28/14	13,875,000	13,873,439

Skandinaviska Enskilda Banken AB (Sweden)	0.200	4/1/14	7,125,000	7,125,000

Standard Chartered Bank/New York 144A	0.190	7/3/14	5,000,000	4,997,546

Standard Chartered Bank/New York 144A	0.170	4/9/14	8,520,000	8,519,678

State Street Corp.	0.200	6/3/14	12,500,000	12,495,625

State Street Corp.	0.150	6/9/14	7,750,000	7,747,772

Sumitomo Mitsui Banking Corp. (Japan)	0.245	4/22/14	3,300,000	3,299,528

Sumitomo Mitsui Banking Corp. (Japan)	0.230	5/20/14	4,000,000	3,998,748

Svenska Handelsbanken, Inc. (Sweden)	0.220	4/25/14	6,600,000	6,599,032

Swedbank AB (Sweden)	0.165	5/21/14	13,525,000	13,521,901

Toyota Motor Credit Corp.	0.200	9/8/14	13,975,000	13,962,578

Toyota Motor Credit Corp.	0.186	6/2/14	6,200,000	6,200,000

UBS Finance Delaware, LLC (Switzerland)	0.150	4/30/14	2,600,000	2,599,686

Money Market Fund	25

		Maturity	Principal
COMMERCIAL PAPER (29.1%)* cont.	Yield (%)	date	amount	Value

Westpac Banking Corp. 144A (Australia)	0.216	9/19/14	$2,925,000	$2,925,000

Westpac Banking Corp. 144A (Australia)	0.206	8/7/14	8,750,000	8,750,029

Total commercial paper (cost $387,833,619)				$387,833,619

			Principal
REPURCHASE AGREEMENTS (28.9%)*			amount	Value

Interest in $425,000,000 joint tri-party repurchase agreement dated
3/31/14 with Citigroup Global Markets, Inc./Salomon Brothers due
4/1/14 — maturity value of $121,390,270 for an effective yield of 0.08%
(collateralized by a mortgage backed security with a coupon rate of 3.500%
and a due date of 10/20/42, valued at $433,500,001)			$121,390,000	$121,390,000

Interest in $38,500,000 joint tri-party repurchase agreement dated
3/31/14 with Credit Suisse Securities (USA), LLC due 4/1/14 — maturity value of $7,000,027 for an effective yield of 0.14% (collateralized by various
U.S. Treasury notes and various corporate bonds with coupon rates ranging from 1.247% to 6.024% and due dates ranging from 1/15/18 to 6/15/37,
valued at $39,289,779)			7,000,000	7,000,000

Interest in $249,237,000 joint tri-party repurchase agreement dated
3/31/14 with Merrill Lynch, Pierce, Fenner and Smith, Inc. due 4/1/14 —
maturity value of $121,393,270 for an effective yield of 0.08% (collateralized by various mortgage backed securities with coupon rates ranging from
1.677% to 7.859% and due dates ranging from 6/1/19 to 3/1/44, valued
at $254,221,740)			121,393,000	121,393,000

Interest in $225,000,000 joint tri-party repurchase agreement dated
3/31/14 with RBC Capital Markets, LLC due 4/1/14 — maturity value of $135,465,452 for an effective yield of 0.12% (collateralized by various mortgage backed securities with coupon rates ranging from 3.500%
to 4.500% and due dates ranging from 9/1/42 to 1/1/44, valued
at $229,500,765)			135,465,000	135,465,000

Total repurchase agreements (cost $385,248,000)				$385,248,000

	Interest	Maturity	Principal
CERTIFICATES OF DEPOSIT (12.7%)*	rate (%)	date	amount	Value

Bank of America, NA	0.150	4/7/14	$14,000,000	$14,000,000

Bank of Nova Scotia/Houston FRN	0.226	9/4/14	17,500,000	17,500,000

Canadian Imperial Bank of Commerce/New York,
NY FRN (Canada)	0.374	8/11/14	5,350,000	5,353,145

Canadian Imperial Bank of Commerce/New York,
NY FRN (Canada)	0.233	6/13/14	17,500,000	17,501,088

JPMorgan Chase Bank, NA FRN	0.236	6/11/14	15,000,000	15,000,677

National Bank of Canada/New York, NY FRN	0.336	5/6/14	13,100,000	13,102,492

Royal Bank of Canada/New York, NY FRN (Canada)	0.265	6/24/14	14,350,000	14,350,000

Skandinaviska Enskilda Banken AB/New York, NY	0.270	4/16/14	3,600,000	3,600,179

Sumitomo Mitsui Banking Corp./New
York, NY (Japan)	0.250	6/9/14	14,650,000	14,650,000

Svenska Handelsbanken/New York,
NY FRN (Sweden)	0.404	12/19/14	13,525,000	13,542,329

Toronto-Dominion Bank/NY (Canada)	0.300	4/22/14	7,700,000	7,700,000

Toronto-Dominion Bank/NY FRN (Canada)	0.216	11/18/14	13,500,000	13,500,000

Wells Fargo Bank, NA FRN	0.185	6/16/14	10,100,000	10,100,000

Westpac Banking Corp./NY FRN (Australia)	0.267	7/18/14	9,500,000	9,500,000

Total certificates of deposit (cost $169,399,910)				$169,399,910

26 Money Market Fund

		Maturity	Principal
ASSET-BACKED COMMERCIAL PAPER (11.2%)*	Yield (%)	date	amount	Value

Alpine Securitization Corp. (Switzerland)	0.110	4/23/14	$6,725,000	$6,724,548

Atlantic Asset Securitization, LLC	0.130	4/17/14	6,675,000	6,674,614

Bedford Row Funding Corp.	0.321	9/25/14	2,025,000	2,021,814

Bedford Row Funding Corp.	0.281	5/19/14	5,000,000	4,998,133

CAFCO, LLC	0.130	5/22/14	1,670,000	1,669,692

Chariot Funding, LLC	0.198	5/5/14	8,250,000	8,248,456

CRC Funding, LLC	0.110	4/15/14	6,730,000	6,729,712

Fairway Finance, LLC 144A (Canada)	0.175	6/23/14	10,475,000	10,475,000

Gemini Securitization Corp., LLC	0.120	4/7/14	6,675,000	6,674,867

Jupiter Securitization Co., LLC	0.180	7/1/14	2,925,000	2,923,669

Liberty Street Funding, LLC (Canada)	0.160	4/11/14	3,700,000	3,699,836

MetLife Short Term Funding, LLC	0.180	9/15/14	20,000,000	19,983,300

Old Line Funding, LLC 144A	0.187	8/6/14	21,250,000	21,250,000

Regency Markets No. 1, LLC	0.140	4/30/14	11,000,000	10,998,759

Regency Markets No. 1, LLC 144A	0.140	4/15/14	9,075,000	9,074,506

Thunder Bay Funding, LLC	0.170	4/7/14	4,500,000	4,499,873

Thunder Bay Funding, LLC	0.150	4/25/14	16,400,000	16,398,360

Working Capital Management Co. (Japan)	0.140	4/3/14	6,750,000	6,749,948

Total asset-backed commercial paper (cost $149,795,087)				$149,795,087

		Maturity		Principal
MUNICIPAL BONDS AND NOTES (6.1%)*	Yield (%)	date	Rating**	amount	Value

Connecticut (1.5%)
Yale University Commercial Paper	0.120	5/19/14	P-1	$11,000,000	$10,998,240

Yale University Commercial Paper	0.110	4/2/14	P-1	9,475,000	9,474,971

					20,473,211
Michigan (1.0%)
Trinity Health Corporation
Commercial Paper	0.130	6/11/14	P-1	9,000,000	8,997,693

Trinity Health Corporation
Commercial Paper	0.110	5/12/14	P-1	4,175,000	4,174,477

					13,172,170
North Carolina (1.5%)
Duke University Commercial
Paper, Ser. B-98	0.150	5/6/14	P-1	19,750,000	19,747,120

					19,747,120
Texas (1.0%)
Board of Regents of Texas Tech University
Revenue Financing System Commercial
Paper, Ser. A	0.120	6/11/14	P-1	9,225,000	9,225,000

Harris County Health Facilities
Development Authority VRDN (Texas
Childrens Hospital), Ser. B-1 M	0.060	10/1/29	VMIG1	3,530,000	3,530,000

					12,755,000
Wisconsin (1.1%)
Wisconsin State Health & Educational
Facilities Authority VRDN (Wheaton
Franciscan Services), Ser. B (U.S. Bank,
NA (LOC)) M	0.060	8/15/33	VMIG1	14,880,000	14,880,000

					14,880,000

Total municipal bonds and notes (cost $81,027,501)					$81,027,501

Money Market Fund	27

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (4.5%)*	rate (%)	date	amount	Value

American Honda Finance Corp. 144A
unsec. notes FRN	0.364	4/8/14	$5,750,000	$5,750,293

Bank of New York Mellon Corp. (The) sr. unsec.
unsub. notes, Ser. MTN	4.300	5/15/14	7,800,000	7,839,048

National Australia Bank, Ltd. notes FRN (Australia)	0.219	2/26/15	10,300,000	10,300,000

National Australia Bank, Ltd. 144A sr. unsec. notes
FRN (Australia)	0.537	1/22/15	9,500,000	9,524,361

Nordea Bank AB 144A sr. unsec. unsub. notes,
Ser. 2 (Sweden)	3.700	11/13/14	7,050,000	7,198,121

U.S. Bank, NA/Cincinnati, OH unsec. sub. notes
FRN, Ser. BKNT	0.522	10/14/14	5,400,000	5,407,788

Wal-Mart Stores, Inc. sr. unsec. unsub. notes	3.200	5/15/14	2,685,000	2,694,747

Wells Fargo Bank, NA sr. unsec. notes
FRN, Ser. MTN M	0.283	7/15/19	11,000,000	11,000,000

Total corporate bonds and notes (cost $59,714,358)				$59,714,358

MUTUAL FUNDS (4.4%)*			Shares	Value

Putnam Money Market Liquidity Fund 0.06% L			58,235,503	$58,235,503

Total mutual funds (cost $58,235,503)				$58,235,503

		Maturity	Principal
U.S. GOVERNMENT AGENCY OBLIGATIONS (1.7%)*	Yield (%)	date	amount	Value

Federal Home Loan Bank unsec. discount notes	0.120	8/1/14	$14,000,000	$13,994,307

Federal Home Loan Mortgage Corp. unsec. discount
notes, Ser. RB	0.120	7/1/14	8,630,000	8,627,382

Total U.S. government agency obligations (cost $22,621,689)				$22,621,689

	Interest	Maturity	Principal
TIME DEPOSITS (1.5%)*	rate (%)	date	amount	Value

Australia & New Zealand Banking Group, Ltd./
Cayman Islands (Cayman Islands)	0.070	4/1/14	$20,500,000	$20,500,000

Total time deposits (cost $20,500,000)				$20,500,000

	Interest	Maturity	Principal
U.S. TREASURY OBLIGATIONS (1.1%)*	rate (%)	date	amount	Value

U.S. Treasury Notes FRN	0.095	1/31/16	$14,700,000	$14,696,124

Total U.S. treasury obligations (cost $14,696,124)				$14,696,124

TOTAL INVESTMENTS

Total investments (cost $1,349,071,791)				$1,349,071,791

Key to holding’s abbreviations

BKNT Bank Note

FRN Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period

LOC Letter of Credit

MTN Medium Term Notes

VRDN Variable Rate Demand Notes, which are floating-rate securities with long-term maturities that carry coupons that reset and are payable upon demand either daily, weekly or monthly. The rate shown is the current interest rate at the close of the reporting period.

28 Money Market Fund

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2013 through March 31, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,331,662,569.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at the close of the reporting period, if higher than the rating of the direct issuer of the bond, and does not reflect any subsequent changes. Security ratings are defined in the Statement of Additional Information.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

M The security’s effective maturity date is less than one year.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	71.7%	Norway	1.5%

Canada	6.9	Cayman Islands	1.5

Australia	5.8	Switzerland	1.5

Sweden	4.4	France	0.5

United Kingdom	3.1	Total	100.0%

Japan	3.1

Money Market Fund 29

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed commercial paper	$—	$149,795,087	$—

Certificates of deposit	—	169,399,910	—

Commercial paper	—	387,833,619	—

Corporate bonds and notes	—	59,714,358	—

Municipal bonds and notes	—	81,027,501	—

Mutual funds	58,235,503	—	—

Repurchase agreements	—	385,248,000	—

Time deposits	—	20,500,000	—

U.S. government agency obligations	—	22,621,689	—

U.S. treasury obligations	—	14,696,124	—

Totals by level	$58,235,503	$1,290,836,288	$—

The accompanying notes are an integral part of these financial statements.

30 Money Market Fund

Statement of assets and liabilities 3/31/14 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (at amortized cost)	$905,588,288
Affiliated issuers (identified cost $58,235,503) (Note 5)	58,235,503
Repurchase agreements (identified cost $385,248,000)	385,248,000

Interest and other receivables	609,263

Receivable for shares of the fund sold	6,884,968

Receivable from Manager (Note 2)	86,442

Prepaid assets	78,267

Total assets	1,356,730,731

LIABILITIES

Payable for investments purchased	13,974,255

Payable for shares of the fund repurchased	9,931,265

Payable for custodian fees (Note 2)	7,478

Payable for investor servicing fees (Note 2)	358,880

Payable for Trustee compensation and expenses (Note 2)	511,815

Payable for administrative services (Note 2)	2,138

Distributions payable to shareholders	19,830

Other accrued expenses	262,501

Total liabilities	25,068,162

Net assets	$1,331,662,569

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,332,864,965

Accumulated net realized loss on investments (Note 1)	(1,202,396)

Total — Representing net assets applicable to capital shares outstanding	$1,331,662,569

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value, offering price and redemption price per class A share
($1,217,345,618 divided by 1,220,075,310 shares)	$1.00

Net asset value and offering price per class B share ($12,143,869 divided by 12,171,954 shares)*	$1.00

Net asset value and offering price per class C share ($21,914,337 divided by 21,962,096 shares)*	$1.00

Net asset value, offering price and redemption price per class M share
($28,129,820 divided by 28,191,484 shares)	$1.00

Net asset value, offering price and redemption price per class R share
($31,227,020 divided by 31,298,571 shares)	$1.00

Net asset value, offering price and redemption price per class T share
($20,901,905 divided by 20,944,880 shares)	$1.00

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Money Market Fund	31

Statement of operations Six months ended 3/31/14 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $16,780 from investments in affiliated issuers) (Note 5)	$1,019,516

EXPENSES

Compensation of Manager (Note 2)	1,996,741

Investor servicing fees (Note 2)	1,134,643

Custodian fees (Note 2)	16,233

Trustee compensation and expenses (Note 2)	52,061

Distribution fees (Note 2)	219,002

Administrative services (Note 2)	21,033

Other	320,973

Fees waived and reimbursed by Manager (Note 2)	(2,803,768)

Total expenses	956,918

Expense reduction (Note 2)	(7,802)

Net expenses	949,116

Net investment income	70,400

Net realized gain on investments (Notes 1 and 3)	2,201

Net gain on investments	2,201

Net increase in net assets resulting from operations	$72,601

The accompanying notes are an integral part of these financial statements.

32 Money Market Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 3/31/14*	Year ended 9/30/13

Operations:
Net investment income	$70,400	$147,276

Net realized gain on investments	2,201	61,081

Net increase in net assets resulting from operations	72,601	208,357

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(64,491)	(135,654)

Class B	(661)	(1,567)

Class C	(1,163)	(2,486)

Class M	(1,442)	(2,796)

Class R	(1,633)	(2,566)

Class T	(1,010)	(2,199)

Decrease from capital share transactions (Note 4)	(100,334,005)	(81,032,371)

Total decrease in net assets	(100,331,804)	(80,971,282)

NET ASSETS

Beginning of period	1,431,994,373	1,512,965,655

End of period	$1,331,662,569	$1,431,994,373

*Unaudited

The accompanying notes are an integral part of these financial statements.

Money Market Fund	33

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

											Ratio of net
											investment
	Net asset value,		Net realized	Total from	From	Total			Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	distribu-	Net asset value,	Total return at net	end of period	to average	to average
Period ended	of period	income (loss)	on investments	operations	income	tions	end of period	asset value (%) [a]	(in thousands)	net assets (%) [b,c]	net assets (%) [c]

Class A
March 31, 2014**	$1.00	— [d]	— [d]	— [d]	— [d]	— [d]	$1.00	—*e	$1,217,346	.07*	—*[e]
September 30, 2013	1.00	.0001	— [d]	.0001	(.0001)	(.0001)	1.00	.01	1,306,628.18		.01
September 30, 2012	1.00	.0001	.0001	.0002	(.0001)	(.0001)	1.00	.01	1,398,514.23		.01
September 30, 2011	1.00	.0001	.0001	.0002	(.0001)	(.0001)	1.00	.01	1,739,458.22		.01
September 30, 2010	1.00	.0001	(.0003)	(.0002)	(.0005)	(.0005)	1.00	.06	2,131,331.32		— [e]
September 30, 2009	1.00	.0091	(.0001)	.0090	(.0086)	(.0086)	1.00	.86	2,482,270	.56 [f]	.98 [f]

Class B
March 31, 2014**	$1.00	— [d]	— [d]	— [d]	— [d]	— [d]	$1.00	—*e	$12,144	.07*	—*[e]
September 30, 2013	1.00	.0001	— [d]	.0001	(.0001)	(.0001)	1.00	.01	13,952.18		.01
September 30, 2012	1.00	.0001	.0001	.0002	(.0001)	(.0001)	1.00	.01	18,000.23		.01
September 30, 2011	1.00	.0001	.0001	.0002	(.0001)	(.0001)	1.00	.01	27,668.22		.01
September 30, 2010	1.00	.0001	(.0003)	(.0002)	(.0005)	(.0005)	1.00	.06	37,121.32		.01
September 30, 2009	1.00	.0060	(.0001)	.0059	(.0054)	(.0054)	1.00	.54	66,020	.91 [f]	.68 [f]

Class C
March 31, 2014**	$1.00	— [d]	— [d]	— [d]	— [d]	— [d]	$1.00	—*e	$21,914	.07*	—*[e]
September 30, 2013	1.00	.0001	— [d]	.0001	(.0001)	(.0001)	1.00	.01	26,082.18		— [e]
September 30, 2012	1.00	.0001	.0001	.0002	(.0001)	(.0001)	1.00	.01	23,037.23		.01
September 30, 2011	1.00	.0001	.0001	.0002	(.0001)	(.0001)	1.00	.01	31,073.22		.01
September 30, 2010	1.00	.0001	(.0003)	(.0002)	(.0005)	(.0005)	1.00	.06	21,991.32		— [e]
September 30, 2009	1.00	.0060	(.0001)	.0059	(.0054)	(.0054)	1.00	.54	27,757	.89 [f]	.62 [f]

Class M
March 31, 2014**	$1.00	— [d]	— [d]	— [d]	— [d]	— [d]	$1.00	—*e	$28,130	.07*	—*[e]
September 30, 2013	1.00	.0001	— [d]	.0001	(.0001)	(.0001)	1.00	.01	29,196.18		.01
September 30, 2012	1.00	.0001	.0001	.0002	(.0001)	(.0001)	1.00	.01	28,559.23		.01
September 30, 2011	1.00	.0001	.0001	.0002	(.0001)	(.0001)	1.00	.01	31,296.22		.01
September 30, 2010	1.00	.0001	(.0003)	(.0002)	(.0005)	(.0005)	1.00	.06	35,999.32		— [e]
September 30, 2009	1.00	.0080	(.0001)	.0079	(.0074)	(.0074)	1.00	.74	46,293	.68 [f]	.83 [f]

Class R
March 31, 2014**	$1.00	— [d]	— [d]	— [d]	— [d]	— [d]	$1.00	—*e	$31,227	.07*	—*[e]
September 30, 2013	1.00	.0001	— [d]	.0001	(.0001)	(.0001)	1.00	.01	35,167.18		— [e]
September 30, 2012	1.00	.0001	.0001	.0002	(.0001)	(.0001)	1.00	.01	19,425.23		.01
September 30, 2011	1.00	.0001	.0001	.0002	(.0001)	(.0001)	1.00	.01	18,508.22		.01
September 30, 2010	1.00	.0001	(.0003)	(.0002)	(.0005)	(.0005)	1.00	.06	16,283.32		— [e]
September 30, 2009	1.00	.0060	(.0001)	.0059	(.0054)	(.0054)	1.00	.54	12,589	.84 [f]	.43 [f]

Class T
March 31, 2014**	$1.00	— [d]	— [d]	— [d]	— [d]	— [d]	$1.00	—*e	$20,902	.07*	—*[e]
September 30, 2013	1.00	.0001	— [d]	.0001	(.0001)	(.0001)	1.00	.01	20,969.18		.01
September 30, 2012	1.00	.0001	.0001	.0002	(.0001)	(.0001)	1.00	.01	25,430.23		.01
September 30, 2011	1.00	.0001	.0001	.0002	(.0001)	(.0001)	1.00	.01	33,941.22		.01
September 30, 2010	1.00	.0001	(.0003)	(.0002)	(.0005)	(.0005)	1.00	.06	31,034.32		— [e]
September 30, 2009	1.00	.0073	(.0001)	.0072	(.0067)	(.0067)	1.00	.67	39,088	.74 [f]	.64 [f]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34 Money Market Fund	Money Market Fund	35

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements (Note 2). Also excludes acquired funds, if any.

c Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields of the fund. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	3/31/14	9/30/13	9/30/12	9/30/11	9/30/10	9/30/09

Class A	0.18%	0.32%	0.29%	0.28%	0.20%	0.02%

Class B	0.43	0.82	0.79	0.78	0.70	0.17

Class C	0.43	0.82	0.79	0.78	0.70	0.19

Class M	0.26	0.47	0.44	0.43	0.35	0.05

Class R	0.43	0.82	0.79	0.78	0.70	0.24

Class T	0.31	0.57	0.54	0.53	0.45	0.09

d Amount represents less than $0.0001 per share.

e Amount represents less than 0.01% of average net assets.

f Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of 0.03% of average net assets.

The accompanying notes are an integral part of these financial statements.

36 Money Market Fund

Notes to financial statements 3/31/14 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2013 through March 31, 2014.

Putnam Money Market Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The investment objective of the fund is to seek as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests mainly in money market instruments that are high quality and have short-term maturities. The fund invests significantly in certificates of deposit, commercial paper (including asset-backed commercial paper), U.S. government debt and repurchase agreements, corporate obligations and bankers acceptances. The fund may also invest in U.S. dollar denominated foreign securities of these types. Putnam Management may consider, among other factors, credit and interest rate risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class T shares. Each class of shares is sold without a front-end sales charge. Class A, class M, class R and class T shares also are generally not subject to a contingent deferred sales charge. In addition to the standard offering of class A shares, they are also sold to certain college savings plans and other Putnam funds. Class B shares convert to class A shares after approximately eight years and are subject to a contingent deferred sales charge on certain redemptions. Class C shares have a one-year 1.00% contingent deferred sales charge on certain redemptions and do not convert to class A shares. Class R shares are not available to all investors. The expenses for class A, class B, class C, class M, class R and class T shares may differ based on each class’ distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation The valuation of the fund’s portfolio instruments is determined by means of the amortized cost method (which approximates fair value) as set forth in Rule 2a–7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Money Market Fund	37

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity. Gains or losses on securities sold are determined on the identified cost basis.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At September 30, 2013, the fund had a capital loss carryover of $1,204,598 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$683,177	N/A	$683,177	September 30, 2017

521,421	N/A	521,421	September 30, 2019

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

38 Money Market Fund

The aggregate identified cost on a financial reporting and tax basis is the same.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.440%	of the first $5 billion,	0.240%	of the next $50 billion,

0.390%	of the next $5 billion,	0.220%	of the next $50 billion,

0.340%	of the next $10 billion,	0.210%	of the next $100 billion and

0.290%	of the next $10 billion,	0.205%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses in order to enhance the annualized net yield for the fund. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. During the reporting period, the fund’s expenses were reduced by $2,803,768 as a result of this limit, and the net yield at the close of the reporting period was 0.01%. This includes the following amounts per class of class specific distribution fees from the fund:

Distribution fee waived

Class A	$—

Class B	32,950

Class C	57,852

Class M	21,522

Class R	81,537

Class T	25,141

Total	$219,002

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

Money Market Fund 39

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,039,412	Class R	26,367

Class B	10,666	Class T	16,268

Class C	18,713	Total	$1,134,643

Class M	23,217

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $7,802 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $896, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class B, class C, class M, class R and class T shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.75%, 1.00%, 1.00%, 1.00% and 0.35% of the average net assets attributable to class B, class C, class M, class R and class T shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.50%, 0.50%, 0.15%, 0.50% and 0.25% of the average net assets attributable to class B, class C, class M, class R and class T shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class B	$32,950	Class R	81,537

Class C	57,852	Class T	25,141

Class M	21,522	Total	$219,002

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $10,671 and $865, respectively, in contingent deferred sales charges from redemptions of class B and class C shares purchased by exchange from another Putnam fund.

A deferred sales charge of up to 1.00% for class A and class T shares and up to 0.15% for class M shares may be assessed on certain redemptions. For the reporting period, Putnam Retail Management Limited Partnership, acting

40 Money Market Fund

as underwriter, received no monies in contingent deferred sales charges from redemptions of class A, class M or class T shares purchased by exchange from another Putnam fund.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $48,019,218,872 and $48,100,781,578, respectively.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 3/31/14		Year ended 9/30/13

Class A	Shares	Amount	Shares	Amount

Shares sold	669,018,152	$669,018,152	870,391,557	$870,391,557

Shares issued in connection with
reinvestment of distributions	55,867	55,867	117,867	117,867

	669,074,019	669,074,019	870,509,424	870,509,424

Shares repurchased	(758,349,647)	(758,349,647)	(962,496,125)	(962,496,125)

Net decrease	(89,275,628)	$(89,275,628)	(91,986,701)	$(91,986,701)

	Six months ended 3/31/14		Year ended 9/30/13

Class B	Shares	Amount	Shares	Amount

Shares sold	3,584,245	$3,584,245	8,594,173	$8,594,173

Shares issued in connection with
reinvestment of distributions	484	484	1,125	1,125

	3,584,729	3,584,729	8,595,298	8,595,298

Shares repurchased	(5,394,177)	(5,394,177)	(12,648,608)	(12,648,608)

Net decrease	(1,809,448)	$(1,809,448)	(4,053,310)	$(4,053,310)

	Six months ended 3/31/14		Year ended 9/30/13

Class C	Shares	Amount	Shares	Amount

Shares sold	11,729,472	$11,729,472	33,984,729	$33,984,729

Shares issued in connection with
reinvestment of distributions	1,010	1,010	2,150	2,150

	11,730,482	11,730,482	33,986,879	33,986,879

Shares repurchased	(15,903,609)	(15,903,609)	(30,933,578)	(30,933,578)

Net increase (decrease)	(4,173,127)	$(4,173,127)	3,053,301	$3,053,301

	Six months ended 3/31/14		Year ended 9/30/13

Class M	Shares	Amount	Shares	Amount

Shares sold	13,527,543	$13,527,543	33,689,489	$33,689,489

Shares issued in connection with
reinvestment of distributions	1,212	1,212	2,323	2,323

	13,528,755	13,528,755	33,691,812	33,691,812

Shares repurchased	(14,593,789)	(14,593,789)	(33,049,723)	(33,049,723)

Net increase (decrease)	(1,065,034)	$(1,065,034)	642,089	$642,089

Money Market Fund	41

	Six months ended 3/31/14		Year ended 9/30/13

Class R	Shares	Amount	Shares	Amount

Shares sold	17,002,595	$17,002,595	39,816,870	$39,816,870

Shares issued in connection with
reinvestment of distributions	1,561	1,561	2,483	2,483

	17,004,156	17,004,156	39,819,353	39,819,353

Shares repurchased	(20,947,299)	(20,947,299)	(24,039,468)	(24,039,468)

Net increase (decrease)	(3,943,143)	$(3,943,143)	15,779,885	$15,779,885

	Six months ended 3/31/14		Year ended 9/30/13

Class T	Shares	Amount	Shares	Amount

Shares sold	5,224,371	$5,224,371	8,526,075	$8,526,075

Shares issued in connection with
reinvestment of distributions	976	976	2,136	2,136

	5,225,347	5,225,347	8,528,211	8,528,211

Shares repurchased	(5,292,972)	(5,292,972)	(12,995,846)	(12,995,846)

Net decrease	(67,625)	$(67,625)	(4,467,635)	$(4,467,635)

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$58,235,503	$—	$—	$16,780	$58,235,503

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

42 Money Market Fund

Note 7: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, see Note 1, if any. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Citigroup Global Markets, Inc./ Salomon Brothers	Credit Suisse Securities (USA), LLC	Merrill Lynch, Pierce, Fenner and Smith, Inc.	RBC Capital Markets, LLC	Total

Assets:

Repurchase agreements**	$121,390,000	$7,000,000	$121,393,000	$135,465,000	$385,248,000

Total Assets	$121,390,000	$7,000,000	$121,393,000	$135,465,000	$385,248,000

Liabilities:

Total Liabilities	$—	$—	$—	$—	$—

Total Financial and
Derivative Net Assets	$121,390,000	$7,000,000	$121,393,000	$135,465,000	$385,248,000

Total collateral
received (pledged)##†	$121,390,000	$7,000,000	$121,393,000	$135,465,000	$385,248,000

Net amount	$—	$—	$—	$—	$—

**Included with Investments in securities on the Statement of assets and liabilities.

†Additional collateral may be required from certain brokers based on individual agreements.

##Any over-collateralization of total financial and derivative net assets is not shown.

Money Market Fund 43

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected as follows:

	Votes for	Votes withheld

Liaquat Ahamed	917,809,395	50,695,630

Ravi Akhoury	914,681,161	53,823,865

Barbara M. Baumann	940,626,684	27,878,342

Jameson A. Baxter	940,996,900	27,508,126

Charles B. Curtis	938,540,160	29,964,866

Robert J. Darretta	939,732,196	28,772,829

Katinka Domotorffy	932,824,047	35,680,979

John A. Hill	939,874,858	28,630,168

Paul L. Joskow	939,490,364	29,014,662

Kenneth R. Leibler	938,671,664	29,833,361

Robert E. Patterson	940,124,818	28,380,208

George Putnam, III	938,257,343	30,247,682

Robert L. Reynolds	939,415,002	29,090,024

W. Thomas Stephens	939,477,719	29,027,307

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

815,704,568	26,541,508	38,702,645	87,556,304

A proposal to adopt an Amended and Restated Declaration of Trust was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

809,387,700	24,171,115	47,389,903	87,556,308

All tabulations are rounded to the nearest whole number.

44 Money Market Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Marketing Services	Robert E. Patterson	and Assistant Treasurer
Putnam Retail Management	George Putnam, III
One Post Office Square	Robert L. Reynolds	Susan G. Malloy
Boston, MA 02109	W. Thomas Stephens	Vice President and
Assistant Treasurer
Custodian	Officers
State Street Bank	Robert L. Reynolds	James P. Pappas
and Trust Company	President	Vice President

Legal Counsel	Jonathan S. Horwitz	Mark C. Trenchard
Ropes & Gray LLP	Executive Vice President,	Vice President and
	Principal Executive Officer, and	BSA Compliance Officer
Compliance Liaison
Nancy E. Florek
	Steven D. Krichmar	Vice President, Director of
	Vice President and	Proxy Voting and Corporate
	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Robert T. Burns
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

SA039
287155 5/14

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Money Market Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 29, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: May 29, 2014